Exhibit 99.3

FORM OF

SHARE SUBSCRIPTION AGREEMENT

by and between

CB RICHARD ELLIS GROUP, INC.

and

the Party Signatory Hereto

Dated as of June 10, 2009

i

SHARE SUBSCRIPTION AGREEMENT dated as of June 10, 2009 (this “Agreement”) between CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), and the party signatory hereto (the “Purchaser”).

BACKGROUND

The Purchaser wishes to subscribe for and purchase, and the Company, desires to issue and sell, certain shares of Class A common stock, par value $0.01 per share, of the Company (the “Shares”) on the terms and subject to the conditions set forth herein.

In consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are herby acknowledged, the parties herby agree as follows:

ARTICLE I

PURCHASE AND SALE

Section 1.1 Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company 13,440,860 Shares at a purchase price equal to $7.44 per share (the “Purchase Price”).

Section 1.2 Payment of Purchase Price; Closing. (a) The Company will deliver the Shares to the Purchaser, against payment by or on behalf of the Purchaser of the purchase price therefor (as set forth above in Section 1.1) by wire transfer in immediately available funds to the account designated by the Company in writing to the Purchaser. The time and date of such delivery and payment shall be 10:00 a.m., New York City time, on June 15, 2009, or such other time and place as mutually agreed by the parties hereto (such time being referred to herein as the “Closing”).

(b) At Closing, the Purchaser shall direct the broker-dealer at which the account to be credited with the Shares is maintained, which broker-dealer shall be a DTC participant, to set up a Deposit/Withdrawal of Custodian (“DWAC”) instructing the Company’s transfer agent to credit such account with the Shares by means of an electronic book-entry delivery. Upon receipt of the Purchase Price by the Company, the Company shall direct its transfer agent to credit the Purchaser’s account with the Shares pursuant to the information contained in the DWAC.

(c) For the purposes of this Section 1.2, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are generally authorized or obligated by law or executive order to close.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchaser as of the date hereof and as of the Closing that:

Section 2.1 Existence and Power. Each of the Company and its subsidiaries is duly organized and validly existing under the laws of the state of its organization and has all power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage. The Company has all power and authority to enter into and perform its obligations under this Agreement.

Section 2.2 Capitalization. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights.

Section 2.3 Authorization. This Agreement has been duly authorized, executed and delivered by the Company. When executed and delivered by the Company and countersigned by the Purchaser, this Agreement shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other laws affecting creditors’ rights generally and by general equitable principles.

Section 2.4 Valid Issuance of Shares. The Shares have been duly authorized and issued by the Company and, when delivered against payment therefor as provided in this Agreement, (a) will be validly issued, fully paid and nonassessable, (b) will not be subject to any encumbrances, preemptive rights or any other similar contractual rights of the stockholders of the Company or any other person, and (c) the Purchaser will obtain sole record and beneficial ownership of such Shares and take good and marketable title thereto, free and clear of any liens.

Section 2.5 Non-Contravention/No Consents. The issue and sale of the Shares, the execution, delivery and performance by the Company of this Agreement, and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of any of the organizational or governing documents of the Company or any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained and made.

Section 2.6 Registered Shares. The Company is eligible to and has filed an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act of 1933,

as amended (the “Securities Act”) relating to the Shares, including a form of prospectus, with the U.S. Securities and Exchange Commission (the “SEC”) on Form S-3 (No. 333-155269) (the “Registration Statement”); the Registration Statement has been filed with the SEC not earlier than three years prior to the date hereof. The Company shall file the final prospectus (the “Prospectus”) relating to the Shares, which has previously been provided to you, pursuant to, and within the time period specified in, Rule 424(b) under the Securities Act. The Shares are being sold to the Purchaser pursuant to and in compliance with the Registration Statement and the Prospectus. The Shares will be listed on the New York Stock Exchange prior to issuance.

Section 2.7 Periodic Filings; Financial Statements. (a) The Company has furnished or made available to the Purchaser true and complete copies of all reports or registration statements it has filed with the SEC under the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (the “Exchange Act”), for all periods subsequent to December 31, 2008, all in the form so filed (collectively the “Company SEC Documents”). As of their respective filing dates, the Company SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and none of the Company SEC Documents contained, when filed with the SEC, and if amended, as of the date of such amendment, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC.

(b) The Company’s financial statements, including the notes thereto, included in the Company SEC Documents (the “Company Financial Statements”) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto at the time of filing, were prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) consistently applied (except as may be indicated in the notes and schedules thereto) during the periods involved and present fairly the Company’s consolidated financial position at the dates thereof and of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal audit adjustments). Since the date of the most recent balance sheet included in the Company Financial Statements, the Company has not effected any change in any method of accounting or accounting practice. The Company has not disclosed to the Purchaser any material non-public information which is not disclosed as of the date of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PURCHASER

The Purchaser represents and warrants to the Company as of the date hereof and as of the Closing that:

Section 3.1 Existence and Power. The Purchaser is duly organized and validly existing under the laws of the state of its organization and has all power and authority to enter into and perform its obligations under this Agreement, acting on behalf of the investment funds and accounts it manages.

Section 3.2 Authorization. This Agreement has been duly authorized by all necessary action on the part of the Purchaser. When executed and delivered by the Purchaser and countersigned by the Company, this Agreement shall constitute the legal, valid and binding obligation of the Purchaser (acting on behalf of the funds and accounts it manages) enforceable against the Purchaser in accordance with its terms, except as such may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other laws affecting creditors’ rights generally and by general equitable principles.

Section 3.3 Governmental Authorization. As of the date hereof, no permit, authorization, consent or approval of or by, or any notification of or filing (including any filing under the United States Hart-Scott-Rodino Antitrust Improvements act of 1976, as amended, and the rules and regulations promulgated thereunder) with, any person (governmental or private) is required to be obtained or made by it in connection with the execution, delivery and performance by it of this Agreement, the consummation by it of the transactions contemplated hereby or thereby, or the issuance, sale or delivery to it by the Company of the Shares, other than a filing on a Form Schedule 13G (or 13G-A), if applicable.

Section 3.4 Non-Contravention. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by it of the transactions contemplated hereby and thereby will not violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Purchaser or any of its properties.

Section 3.5 No Related Party. The Purchaser is not a Related Party (as defined in Section 312.03 of the Listed Company Manual of the New York Stock Exchange) of the Company or a subsidiary or affiliate of a Related Party of the Company.

Section 3.6 Purchase for Own Account. The Purchaser is acquiring the Shares for its own account (acting on behalf of the funds and accounts it manages) and not with a view to, or for sale in connection with, any distribution or offering of the Shares in violation of the Securities Act, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Shares. The Purchaser does not presently have any contract, agreement, undertaking, arrangement, obligation or commitment with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares. The Purchaser acknowledges that in making its investment decision to acquire the Shares, it has relied, as to information about the Company’s business, results of operations and financial condition, only on publicly available information as filed with the SEC through the date hereof and has not relied on any other written or oral statements made by representatives of the Company or its affiliates or any other Person.

Section 3.7 No Brokers. The Purchaser has not employed any broker or finder in connection with the transactions contemplated by this Agreement (other than Credit Suisse Securities (USA) LLC) and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Section 3.8 Reliance. The Purchaser acknowledges that the Company and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements.

ARTICLE IV

CONDITIONS TO CLOSING

Section 4.1 Conditions to the Obligations of the Company. The obligations of the Company hereunder shall be subject to the following conditions:

(a) All representations and warranties and other statements of the Purchaser herein are, at and as of the Closing, true and correct; and

(b) The Purchaser shall have performed all of its obligations hereunder theretofore to be performed.

Section 4.2 Conditions to the Obligations of the Purchaser. The obligations of the Purchaser hereunder shall be subject to the following conditions:

(a) All representations and warranties and other statements of the Company herein are, at and as of the Closing, true and correct;

(b) The Company shall have performed all of its obligations hereunder theretofore to be performed; and

(c) The Shares shall be listed on the New York Stock Exchange upon issuance.

ARTICLE V

MISCELLANEOUS

Section 5.1 Transfer Restrictions; Commitment. (a) From the Closing Date through June 17, 2009, the Purchaser shall not, directly or indirectly, transfer, sell, offer, assign, exchange, distribute, mortgage, pledge or otherwise dispose any of the Shares or securities convertible into or exchangeable or exercisable for the Shares, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares, or publicly disclose the intention to make any such disposition or such arrangement.

(b) If on or prior to June 24, 2009, CB Richard Ellis Services, Inc. launches and prices an offering of its senior subordinated notes (the “Notes”) in an offering not registered with the SEC, which notes are substantially on the terms described in the form of description of notes relating to the Notes, a copy of which has been provided to the Purchaser, the Purchaser agrees that it and its affiliates will purchase $100,000,000 in aggregate principal amount of such Notes from the initial purchasers of such Notes on terms identical to those applicable to other purchasers in connection with such offering.

Section 5.2 Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or by facsimile or seven days after having been sent by certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following address or to such other address either party to this Agreement shall specify by notice to the other party:

(i)	If to the Company:

CB Richard Ellis Group, Inc.
11150 Santa Monica Boulevard, Suite 1600
Los Angeles, CA 90025
Attention: General Counsel
Facsimile: (310) 405-8925

with a copy to (which shall not constitute notice):

Simpson Thacher & Bartlett LLP
2550 Hanover Street
Palo Alto, CA 94304
Attention: William Brentani
Facsimile: (650) 251-5002

(ii)	If to the Purchaser:

Paulson & Co. Inc.
1251 Ave. of the Americas
New York, NY 10020
Attention: Michael Waldorf
Facsimile: 212-351-5887

with a copy to (which shall not constitute notice):

Kleinberg, Kaplan, Wolff & Cohen PC
551 Fifth Avenue New York, NY 10176
Attention: Stephen Schultz
Facsimile: 212-986-8866

Section 5.3 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and shall execute and deliver all other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 5.4 Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is duly executed and delivered by the Company and the Purchaser; and

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 5.5 Fees and Expenses. Each party hereto shall pay all of its own fees and expenses (including attorneys’ fees) incurred in connection with this Agreement and the transactions contemplated hereby.

Section 5.6 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 5.7 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

Section 5.8 Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in the United States District Court for the Southern District of New York or any New York State court sitting in the Borough of Manhattan in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

Section 5.9 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 5.10 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties and/or their affiliates with respect to the subject matter of this Agreement.

Section 5.11 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 5.12 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

Section 5.13 Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CB RICHARD ELLIS GROUP, INC.

By:
Name:
Title:

PURCHASER:

PAULSON & CO. INC. on behalf of the several investment funds and accounts managed by it

By:
Name:
Title:

[Signature Page to Share Subscription Agreement]